UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 7, 2009 (December 31, 2008)
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32369 (Commission File Number)	98-0204105 (I.R.S. Employer Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
     On December 31, 2008, Gasco Energy, Inc. (the “Company”) entered into amendments to the employment agreements (each an “Amendment to Employment Agreement”) between the Company and each of Mark A. Erickson, Michael K. Decker and W. King Grant (each of Messrs. Erickson, Decker and Grant an “Executive” and collectively, the “Executives”). The terms of each Amendment to Employment Agreement, effective as of January 1, 2009, are substantially identical to the form of Amendment to Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
     Pursuant to the Amendments to Employment Agreements, the employment agreement of each Executive was amended to, among other things, (i) provide for the forfeit of any right to the annual incentive bonus compensation due to the Executive with respect to a fiscal year of the Company if such Executive does not remain employed by the Company through receipt of the signed audit letter relating to such fiscal year; (ii) provide for a cash payment, upon termination of such Executive’s employment without cause or following a change in control of the Company and prior to the end of the calendar year in which the change of control occurs, to the Executive in an amount equal to twice the amount paid to such Executive as annual bonus compensation for the last fiscal year for which the Executive was paid an annual compensation bonus; (iii) modify the circumstances under which, and procedures by which, the Executive may terminate the employment agreement; and (iv) eliminate the Company’s obligation to make certain cash payments to the Executive upon the Company’s failure to extend the term of the employment agreement.
     The description of the foregoing Amendment to Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits:

10.1	Form of Amendment to Gasco Energy, Inc. Employment Agreement, dated as of December 31, 2008, and effective as of January 1, 2009, by and among Gasco Energy, Inc. and certain of its Executives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: January 7, 2009	By: Name:	/s/ W. King Grant W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Form of Amendment to Gasco Energy, Inc. Employment Agreement, dated as of December 31, 2008, and effective as of January 1, 2009, by and among Gasco Energy, Inc. and certain of its Executives.